UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2019

MICT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

(201) 225-0190

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.     Other Events.

As previously disclosed, on December 18, 2018, MICT, Inc., a Delaware corporation (the “Company”), Global Fintech Holdings Ltd., a British Virgin Islands corporation (“BVI Pubco”), GFH Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of BVI Pubco (“Merger Sub”), BNN Technology PLC, a United Kingdom Private limited company (“BNN”), and certain other parties entered into an agreement (the “Acquisition Agreement”) pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the Acquisition Agreement, Merger Sub will merge with and into the Company, as a result of which each outstanding share of the Company’s common stock and warrant to purchase the same shall be cancelled in exchange for the right of the holders thereof to receive 0.93 substantially equivalent securities of BVI Pubco.  In connection therewith, the Company has agreed to extend the date by which BNN shall be required to launch a tender offer to purchase up to approximately 20% of the outstanding shares of the Company’s common stock at a price per share of $1.65 (the “Offer”) until February 6, 2019.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Offer has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company, nor is it a substitute for the tender offer materials that BNN will file with the Securities and Exchange Commission (the “SEC”) upon commencement of the Offer. At the time the Offer is commenced, BNN will file a tender offer statement on Schedule TO with the SEC, and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the Offer.  Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 and related materials with respect to the Offer and the transactions contemplated thereby free of charge at the website of the SEC at www.sec.gov, and from the information agent named in the Offer materials. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investor Relations” section of the Company’s website at http://micronet-enertec.com/IR-SEC%20Filings.asp.

INVESTORS ARE ADVISED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, INCLUDING THE SOLICITATION/RECOMMENDATION STATEMENT OF THE COMPANY AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE OFFER AND THE TRANSACTIONS CONTEMPLATED THEREBY THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES PURSUANT TO THE OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

In connection with the transactions contemplated by the Acquisition Agreement, MICT and BVI Pubco will prepare a proxy statement/prospectus for MICT’s stockholders and a registration statement on Form F-4 to be filed with the SEC.  MICT’s proxy statement/prospectus will be mailed to MICT’s stockholders that do not opt to receive the document electronically. MICT AND BVI PUBCO URGE INVESTORS, STOCKHOLDERS AND OTHER INTERESTED PERSONS TO READ, WHEN AVAILABLE, THE PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

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Such persons can also read MICT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. MICT’s definitive proxy statement/prospectus, which will be included in the registration statement, will be mailed to stockholders of MICT as of a record date to be established for voting on the transactions described in this report. MICT’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: MICT, Inc., 28 West Grand Avenue, Suite 3, Montvale NJ 07645.  These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

MICT and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of MICT’s stockholders to be held to approve the transactions. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of MICT’s stockholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about MICT’s executive officers and directors in its Annual Report on Form 10-K, which was filed with the SEC on April 13, 2018. You can obtain free copies of these documents from MICT using the contact information above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and are based on current expectations that involve a number of risks and uncertainties. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements about the planned completion of the Offer and the transactions contemplated by the Acquisition Agreement. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will be achieved or accomplished. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statement, many of which are outside of the control of management. These factors include, but are not limited to: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Acquisition Agreement; (ii) successful completion of the proposed transactions on a timely basis; (iii) uncertainties as to how many of the holders of shares of MICT’s common stock will tender their shares into the Offer; (iv) the impact of regulatory reviews on the proposed transaction; (v) the outcome of any legal proceedings that may be instituted against any announcement of the Acquisition Agreement following the announcement of the same; (vi) risks that the proposed transactions disrupt current plans and operations; and (vii) other factors described in the Company’s filings with the SEC, including the reports on Forms 10-K, 10-Q, and 8-K. Except to the extent required by applicable law, neither the Company nor any of the parties to the Acquisition Agreement undertakes any obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future results or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, INC.

Dated: January 31, 2019	By:	/s/ David Lucatz
Name: David Lucatz
Title: President and Chief Executive Officer

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